UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) - February 9, 2007

                              IEC ELECTRONICS CORP.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-6508                                            13-3458955
(Commission File Number)                       (IRS Employer Identification No.)

                    105 Norton Street, Newark, New York 14513
                (Address of principal executive offices)(Zipcode)

                                 (315) 331-7742
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

      On February 9, 2007, IEC Electronics Corp. issued a press release announcing its financial results for the fiscal quarter and year ended December 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report. On February 9, 2007, IEC Electronics Corp. posted on its website certain supplemental financial data for the fiscal quarter and year ended December 30, 2006. A copy of that information is furnished as Exhibit 99.2 to this report.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

      Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to IEC Electronics Corp.'s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at IEC Electronics Corp.'s Internet address is not part of this report.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

      99.1 Press Release issued by IEC Electronics Corp. dated February 9, 2007.

      99.2 Supplemental financial data posted on the website of IEC Electronics Corp (www.iec-electronics.com) on February 9, 2007.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               IEC Electronics Corp.
                                               ---------------------------------
                                               (Registrant)

Date: February 9, 2007                 By:     /s/ W. Barry Gilbert
                                               ---------------------
                                               W. Barry Gilbert
                                               Chairman, Chief Executive Officer


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